Exhibit 99.2
Last Updated 10/29/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2009 and 2008

		3 Months Ended September			9 Months Ended September
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$197	$160	$37	$260	$279	$(19)
2	APS Energy Services	—	—	—	(1)	—	(1)
3	SunCor	(19)	(7)	(12)	(255)	(17)	(238)
4	El Dorado	—	(1)	1	(6)	(7)	1
5	Parent Company	9	—	9	94	3	91

6	Income From Continuing Operations	187	152	35	92	258	(166)

	Income (Loss) From Discontinued Operations — Net of Tax
7	SunCor	(2)	1	(3)	(14)	25	(39)
8	Other	1	(1)	2	5	(2)	7

9	Total	(1)	—	(1)	(9)	23	(32)

10	Net Income	186	152	34	83	281	(198)

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	(1)	—	(1)	(15)	—	(15)

12	Net Income Attributable to Common Shareholders	$187	$152	$35	$98	$281	$(183)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$1.94	$1.58	$0.36	$2.57	$2.76	$(0.19)
14	APS Energy Services	—	—	—	(0.01)	0.01	(0.02)
15	SunCor	(0.19)	(0.07)	(0.12)	(2.52)	(0.16)	(2.36)
16	El Dorado	—	(0.01)	0.01	(0.06)	(0.08)	0.02
17	Parent Company	0.09		0.09	0.93	0.03	0.90

18	Income From Continuing Operations	1.84	1.50	0.34	0.91	2.56	(1.65)

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	(0.02)	0.01	(0.03)	(0.14)	0.24	(0.38)
20	Other	0.01	(0.01)	0.02	0.05	(0.02)	0.07

21	Total	(0.01)	—	(0.01)	(0.09)	0.22	(0.31)

22	Net Income	1.83	1.50	0.33	0.82	2.78	(1.96)

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	(0.01)	—	(0.01)	(0.15)	—	(0.15)

24	Net Income Attributable to Common Shareholders	$1.84	$1.50	$0.34	$0.97	$2.78	$(1.81)

25	BOOK VALUE PER SHARE	$33.54	$35.84	$(2.30)	$33.54	$35.84	$(2.30)

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	101,385	101,018	367	101,184	100,911	273
27	End of Period	101,275	100,799	476	101,275	100,799	476
See Glossary of Terms.

Last Updated 10/29/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2009 and 2008

		3 Months Ended September			9 Months Ended September
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$588	$555	$33	$1,220	$1,191	$29
29	Business	446	427	19	1,134	1,123	11

30	Total retail	1,034	982	52	2,354	2,314	40
	Wholesale revenue on delivered electricity
31	Traditional contracts	21	23	(2)	49	58	(9)
32	Off-system sales	8	14	(6)	42	68	(26)
33	Transmission for others	10	11	(1)	26	25	1
34	Other miscellaneous services	11	10	1	28	28	—

35	Total regulated operating electricity revenues	1,084	1,040	44	2,499	2,493	6

	MARKETING AND TRADING
36	Electricity and other commodity sales	—	5	(5)	—	57	(57)

37	Total operating electric revenues	$1,084	$1,045	$39	$2,499	$2,550	$(51)

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	4,948	4,876	72	10,627	10,762	(135)
39	Business	4,373	4,447	(74)	11,476	11,775	(299)

40	Total retail	9,321	9,323	(2)	22,103	22,537	(434)
	Wholesale electricity delivered
41	Traditional contracts	295	335	(40)	691	876	(185)
42	Off-system sales	374	525	(151)	1,792	1,551	241
43	Retail load hedge management	541	486	55	917	807	110

44	Total regulated electricity	10,531	10,669	(138)	25,503	25,771	(268)

	MARKETING AND TRADING
45	Wholesale sales of electricity	—	320	(320)	—	2,134	(2,134)

46	Total electric sales	10,531	10,989	(458)	25,503	27,905	(2,402)

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$(71)	$23	$(94)	$8	$111	$(103)
48	Deferred fuel and purchased power costs — current period	60	79	(19)	47	103	(56)
49	Interest on deferred fuel	—	—	—	—	2	(2)
50	Amounts recovered through revenues	(49)	(44)	(5)	(115)	(158)	43

51	Deferred fuel and purchased power regulatory asset — ending balance	$(60)	$58	$(118)	$(60)	$58	$(118)

See Glossary of Terms.

Last Updated 10/29/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2009 and 2008

		3 Months Ended September			9 Months Ended September
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	978,657	973,455	5,202	983,027	977,169	5,858
53	Business	125,291	124,329	962	125,216	123,655	1,561

54	Total	1,103,948	1,097,784	6,164	1,108,243	1,100,824	7,419
55	Wholesale customers	46	51	(5)	47	52	(5)

56	Total customers	1,103,994	1,097,835	6,159	1,108,290	1,100,876	7,414

57	Customer growth (% over prior year)	0.6%	1.2%	(0.6)%	0.7%	1.6%	(0.9)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

58	Residential	4,852	4,893	(41)	10,660	10,834	(174)
59	Business	4,369	4,448	(79)	11,473	11,782	(309)

60	Total	9,221	9,341	(120)	22,133	22,616	(483)

	RETAIL USAGE (KWh/Average Customer)

61	Residential	5,056	5,009	47	10,810	11,013	(203)
62	Business	34,905	35,768	(863)	91,642	95,225	(3,583)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	4,958	5,027	(69)	10,844	11,087	(243)
64	Business	34,870	35,777	(907)	91,622	95,279	(3,657)

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	7,218	7,026	192	7,218	7,026	192

	WEATHER INDICATORS

	Actual
66	Cooling degree-days	2,721	2,533	188	4,408	4,178	230
67	Heating degree-days	—	—	—	407	583	(176)
68	Average humidity	25%	33%	(8)%	26%	30%	(4)%

	10-Year Averages
69	Cooling degree-days	2,586	2,544	42	4,207	4,194	13
70	Heating degree-days	—	—	—	596	545	51
71	Average humidity	30%	32%	(2)%	31%	32%	(2)%
See Glossary of Terms.

Last Updated 10/29/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2009 and 2008

		3 Months Ended September			9 Months Ended September
Line		2009	2008	Incr (Decr)	2009	2008	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,544	2,455	89	7,050	6,626	424
73	Coal	3,388	3,611	(223)	9,195	9,744	(549)
74	Gas, oil and other	2,284	2,358	(74)	4,595	5,022	(427)

75	Total generation production	8,216	8,424	(208)	20,840	21,392	(552)

	Purchased power
76	Firm load	2,230	2,047	183	4,628	4,390	238
77	Marketing and trading	753	1,217	(464)	1,738	3,919	(2,181)

78	Total purchased power	2,983	3,264	(281)	6,366	8,309	(1,943)

79	Total energy sources	11,199	11,688	(489)	27,206	29,701	(2,495)

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	101%	97%	4%	94%	88%	6%
81	Coal	88%	94%	(6)%	81%	85%	(4)%
82	Gas, oil and other	31%	32%	(1)%	21%	23%	(2)%
83	System average	59%	61%	(2)%	51%	52%	(1)%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (a)(c)
84	Single-family	1,407	1,976	(569)	4,221	8,699	(4,478)
85	Multi-family	27	1,441	(1,414)	930	5,592	(4,662)

86	Total	1,434	3,417	(1,983)	5,151	14,291	(9,140)

	Arizona Job Growth (b)(c)
87	Payroll job growth (% over prior year)	(7.5)%	(2.1)%	(5.4)%	(6.9)%	(0.9)%	(6.0)%
88	Unemployment rate (%, seasonally adjusted)	9.2%	5.8%	3.4%	8.1%	5.1%	3.0%

Sources:

(a)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)	Arizona Department of Economic Security

(c)	Economic indicators reflect periods ended August 31, 2009 and August 31, 2008
See Glossary of Terms.